SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 9/14/05

China Printing, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-27243	03 - 7392107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3127 Dumbarton Street NW, Washington, DC 20007
(Address of principal executive offices) (Zip Code)

(202) 714-9143
Registrant's telephone number, including area code

ITEM 4.01: Changes in Registrant’s Certifying Accountant

    On September 14, 2005, China Printing, Inc. (“CHPR”) finalized its change of auditors. On or about June 9, 2005, CHPR contacted the accounting firm of Tracie J. Anderson, CPA, to review the unaudited financial statements included in its Form 10-QSB for the quarter ended March 31, 2005, on the assumption that an auditor other than the auditor of record could review interim quarterly financial statements. At that point, CHPR was still using its then-current auditors, Malone & Bailey, PC, to conduct its annual audits. Tracie J. Anderson conducted the review of the financial statements in the Form 10-QSB for the quarter ended March 31, 2005, which was filed on June 15, 2005. Ms. Anderson also reviewed the financial statements in the Form 10-QSB for the quarter ended June 30, 2005, which was filed on or about August 23, 2005. Malone & Bailey, PC did not review the financial statements in the Forms 10-QSB for the quarters ended March 31, 2005 or June 30, 2005.

    On or about June 28, 2005, Malone & Bailey communicated with CHPR management its concern that it had been dismissed as auditors, and on June 29, 2005, management sent Malone & Bailey a letter saying they had not been dismissed. However, based on the fact that CHPR had been using Ms. Anderson’s firm to review the interim unaudited financial statements, management decided to formally dismiss Malone & Bailey as its auditor of record, and to engage Tracie J. Anderson as its new auditor, both actions to be effective September 14, 2005. Malone & Bailey, PC has been authorized to respond fully to the inquiries of CHPR’s successor accountant concerning the subject matter of these events.

    Except for an expression of substantial doubt about our ability to continue as a going concern, Malone & Bailey’s reports on our financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

    For the fiscal years ended December 31, 2004 and December 31, 2003, and up to the events reported herein, there were no disagreements between Malone & Bailey and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Malone & Bailey’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

    Pursuant to Item 304(a)(3) of Regulation S-B, the disclosures in the Form 8-K were provided to the former auditors, Malone & Bailey, via email and fax transmission on September 14, 2005, and they were requested to furnish a letter stating whether they had any disagreement with the statements made in this Form 8-K, within sufficient time that their letter could be filed with the SEC within 10 days of this Form 8-K’s filing.

    We did not discuss with Tracie J. Anderson, CPA any questions regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered, either before we contacted her on June 9 to review our unaudited quarterly financial statements or before we formally engaged her as our auditor on September 14, 2005.

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SIGNATURES

    Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Printing Inc.

Dated this 14th day of September, 2005.	By:	/s/ Jeffrey Lieberman
Jeffrey Lieberman President

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